Exhibit 99.1

Forward-Looking Statements This presentation contains forward-looking statements, including, in particular, statements about Superior Energy's plans, strategies and prospects. These statements are based on the Company's current assumptions, expectations and projections about future events, which are subject to a wide range of business risks. Although the Company believes that the assumptions reflected in these forward- looking statements are reasonable, the Company can give no assurance that these assumptions will prove to be correct or that financial or market forecasts, savings or other benefits anticipated in the forward-looking statements will be achieved. Forward-looking statements are not guarantees of future performance and actual results may differ materially from those projected. The information contained in this presentation is only current as of January 7, 2008, and the Company undertakes no obligation to update this presentation.

Company Overview Highly diversified provider of services, tools and liftboats used to enhance, maintain and extend production Participate in all phases of well life-cycle: drilling, production and decommissioning Value-added production enhancement services Brand name rental tool companies Liftboats and derrick barges support service offerings SPN Resources: Acquire and produce mature oil and gas properties to drive asset utilization during seasonal and cyclical slowdowns 4,200 employees and more than 130 locations in 12 countries

Segment Profile Segment 2007 YTD Revenue1 2007 YTD Operating Margin1,2 Labor Intensity Capital Intensity Well Intervention $570.3 23.8% High Low Rental Tools $358.8 37.8%3 Low High Marine $97.4 40.9% High Low Oil and Gas $132.1 22.3% Low High 1 2007 YTD revenue and operating margins are through September 30, 2007 2 Operating Margin = Income from Operations / Revenue 3 Excludes $7.5 million gain on sale of business in third quarter 2007

Domestic Footprint in Key Producing Basins 63 well intervention locations 46 rental tools locations

Emerging Global Footprint Regional Staging Location

Estimated YTD Revenue Profile Geographic Breakdown Exposure to Commodity Prices

Well Intervention Segment Production-related services Mechanical wireline Electric line (cased hole wireline) Coiled tubing Hydraulic workover Pumping and stimulation Snubbing Well performance, testing and evaluation Gas lift Secondary cementing Well control Plug and abandonment Engineering Marine engineering Project management Well control Other services Environmental Manufactured products Derrick barge

Well Intervention Segment: Competitive Advantages and Revenue Profile Breadth of services Premium services Efficiency Single source of contact Fewer people and equipment Equipment Safety record Lowest recordable incident rate among peers Engineering competency Assess, plan, manage and service projects 2007 YTD Revenue: $570.3 million Estimated Profile

Rental Tools Segment Drilling-related tools Drill pipe Specialty tubulars Landing strings Stabilizers Hole openers Drill collars Production-related and other tools Connecting iron BOPs Valves Accommodation units Bolting and nipple-up services Pipe inspection

Rental Tools Segment: Competitive Advantages and Revenue Profile Brand name rental companies Entrepreneurial focused Infrastructure Tools and locations Engineering sales approach Plan and design emphasis Significant barriers to entry Capital Infrastructure Strong reputation Breadth of tool inventory 2007 YTD Revenue: $358.8 million Estimated Profile

Marine Segment Own and operate 27 liftboats Largest owner & operator of modern liftboats with leg lengths of 200 feet and greater Variety of uses Well intervention projects Work platform Lifting capabilities Construction support

A Complementary Business Model Superior is capable of delivering an integrated solutions package to meet customer needs from project start-to-finish Benefits of Integrated Solutions Package: Customers benefit from continuity and reliability of service Superior gains greater share of E&P spending dollars 200-ft. class Superior Intervention and Superior Excellence supporting well intervention project (coiled tubing/nitrogen stimulation and electric line) in 72-ft. of water in GOM

International Markets and Growth Opportunities

International Revenue by Segment: $224 million through 3Q 07 $ in millions 1 Includes revenue from derrick barge charter and derrick barge construction contract

International Revenue (1) 2007E is YTD annualized run rate CAGR: 52%

# Current International Services by Major Market

SUPERIOR

| Asia Pacific | Europe & Africa | Middle East | Latin America | Non-US N. America |
|---|---|---|---|---|
| **Australia**<br>Hydraulic W/O<br>Snubbing<br>Machining<br>Valve Sales<br>Living Quarters<br><br>**Brunei**<br>Stabilizers<br>Portable Housing<br><br>**China**<br>Stabilizers<br>Portable Housing<br><br>**Indonesia/Malaysia**<br>Derrick Barge<br>A-H Tug | **Angola**<br>Drill Pipe<br>Slickline<br><br>**Gabon**<br>Stabilizers<br><br>**Netherlands**<br>Hydraulic W/O<br>Snubbing<br>Drilling<br>Rig Assist<br>Rentals<br><br>**Nigeria**<br>Rentals<br>Stabilizers<br><br>**United Kingdom**<br>Living Quarters<br>Rentals<br>Stabilizers | **Caspian Sea**<br>Hydraulic W/O<br>Drill Pipe<br>Stabilizers<br><br>**Egypt**<br>Drill Pipe<br>Hydraulic W/O<br><br>**Other**[1]<br>Drill Pipe<br><br>**Saudi Arabia**<br>Drill Pipe<br>Stabilizers<br>Ad Hoc Rentals | **Argentina**<br>Stabilizers<br><br>**Brazil**<br>Drill Pipe<br>Stabilizers<br><br>**Colombia**<br>Pipe Inspection<br>Rentals<br>Stabilizers<br><br>**Trinidad / Venezuela**<br>Hydraulic W/O<br>Snubbing<br>Gas Lift<br>Well Control<br>Living Quarters<br>Stabilizers<br>Pipe Inspection | **Canada**<br>Drill Pipe<br>Stabilizers<br><br>**Mexico**<br>Stabilization<br>Portable Housing<br><br><br><br>Services in blue<br>Rentals in black |

[1] Other Middle East markets include Dubai, Oman and Yemen

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International Growth Strategy Adding management with international experience Hired an Executive Vice President of International Sales Will office in our Dubai regional location Petroleum engineer with more than 25 years of industry experience, including past 12 years in international business development Hired International Business Development Manager for Asia Pacific Region More than 18 years of business development and industry experience Identifying acquisition targets Large transactions expensive and hard to find Successfully acquiring smaller targets that we grow over time Duffy & McGovern (accommodations - UK, Asia Pacific) Balance Point (hydraulic workover - continental Europe) Oiltek (pipe inspection and rentals - Colombia) Leveraging current international platform for organic growth Winning small contracts for accommodations, drill pipe and hydraulic workover services in existing markets (Asia Pacific, Latin America, Middle East) Developing 5-year organic growth plan

# 5-Year Organic International Growth Opportunities

SUPERIOR

| Asia Pacific | Europe & Africa | Middle East | Latin America | Non-US N. America |
|---|---|---|---|---|
| **Australia**<br>Gain more exposure through acquisition<br><br>**Brunei**<br>Add drill pipe, wireline and testing work<br><br>**China, Indonesia and Malaysia**<br>Rentals, HWO, & P&A<br>Derrick barge<br><br>**Vietnam**<br>Ad hoc rental market<br>Liftboats<br><br>**Thailand**<br>Approached for engineering, P&A, and decommissioning capabilities<br>Derrick barge | **Angola**<br>Growing remedial HWO market<br>Derrick barge<br><br>**Gabon**<br>Increase rentals<br><br>**Netherlands**<br>Grow offerings via recent acquisition<br><br>**Nigeria**<br>Negotiating long-term liftboat opportunities<br><br>**North Sea**<br>Increase HWO, P&A, and rentals<br><br>**Norway**<br>Increase rental tools market share | **Caspian Sea**<br>Marine and well intervention opportunities<br>Provide services to the land market in Kazakhstan<br>Liftboats (ice-class)<br><br>**India**<br>Strong need for services, especially HWO and coiled tubing<br>Derrick barge<br><br>**Abu Dhabi**<br>HWO and coiled tubing opportunities | **Argentina**<br>Ad hoc rental market<br><br>**Brazil**<br>Rental tools<br><br>**Colombia**<br>Increase drill pipe rental exposure and enhance inspection services<br>Add HWO services<br><br>**Venezuela**<br>Add P&A and testing services, portable housing rentals, and marine services | **Canada**<br>Ad hoc rental market<br><br>**Mexico**<br>Long-term marine opportunities |

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Plug and abandonment / Platform Removal Project

Project Overview Project scope: Plug and abandon 59 wellbores and remove seven downed platforms and associated well facilities Location: Gulf of Mexico Water depths: 85 feet to 135 feet Expected project duration: Three years Fixed sum price: $750 million

Wild Well Control - Marine Engineering Services Assessment Work Planning Well Engineering Project Management and execution "Experience Makes the Difference"

Proven Track Record in Specialty Decommissioning Projects Wild Well Control's Experience Since 2004 Projects planned, designed, managed and executed: 10+ Downed platforms accessed: 30 Wellbores plugged and abandoned: 3401 Water depths: Up to 340 feet Steel removed: More than 15,000 metric tons Pressurized and unpressurized entries into wells: 400+ Diving manhours managed: 830,000+ ROV runs managed: 6,500+ Project locations: Angola, Bay of Campeche, Egypt, Gulf of Mexico 1 Superior's plug and abandonment business unit has plugged an additional 850 wells during past three years

Typical Scope of Work Initial Assessment Asset Mobilization Initial Site Survey Damage Model Model of Debris Removal Debris Removal Specialty well control/intervention events occur globally and can be triggered by blowouts, mudslides, ship accidents and severe weather

Proprietary Tools and Techniques Advanced cutting technology Underwater lighting system

Investment Highlights Geographic and product/service diversification yields stable earnings and cash flows Diversification creates more opportunities around the world Three-year contract provides backlog in seasonal shallow water Gulf of Mexico and provides cash flows to help fund international growth Experienced management team An industry leader in delivering high shareholder returns